                                                                    EXHIBIT 10.8

                      PATENT LICENSE AND ROYALTY AGREEMENT

            THIS AGREEMENT (the "Agreement") is made by and between OccuLogix Corporation. a Florida Corporation (the "Licensee"), and Prof Dr. Richard Brunner ("Brunner) living in Germany and listed as inventor [along with Prof. Dr. Helmut Borberg ("Borberg") but who is not yet or currently a party to this Agreement or other license agreement with OccuLogix] in US patent application 09/000,917, which is the parent application of US letters patent 6,245,038 issued June 12, 2001 (the "Patent").

            WHEREAS, Brunner [and Borberg] are the sole owners of the Patent and enjoy all of the rights, title and interests therein, and

            WHEREAS, Brunner desires to license any and all of his rights, title and interests to the Patent and the Patent Rights derived therefrom to Licensee, and

            WHEREAS, Licensee desires to obtain an exclusive license to all of Brunner's interests in the Patent and. the Patent Rights derived therefrom and to exclusively own the License to any and all of his rights, title, interests and ownership to the Patent and any and all related patents, rights and inventions that specifically relate to the Patent whether owned now or at any time in the future by Brunner (the "License"), and

            WHEREAS, Brunner shall be eligible to receive any and all consideration and compensation from the Licensee, such as those pledged to be made by the Licensee to Brunner under the terms of this Agreement

            NOW THEREFORE, in consideration for guaranteed Advance Royalty Payments and Royalty Payments as described below, and other good and valuable consideration, Brunner does hereby exclusively license, in accordance with the terms set forth below, unto Licensee, its successors and assigns, Brunner's entire undivided right, title, ownership and interest in and to the Patent and the invention(s) therein contained (the "Patent Rights"), throughout the Territory, to be held and enjoyed by Licensee its successors and assigns, the same as it would have been held and enjoyed by Brunner if this Exclusive License and Royalty Agreement had not been made and entered into.

            Brunner recognizes that by signing this Agreement, the combination of this Agreement and the Agreement between Professor Dr. Helmut Borberg and Licensee attached as Exhibit A will collectively constitute an EXCLUSIVE PATENT LICENSE AND ROYALTY AGREEMENT by which Borberg and Brunner grant an exclusive license in the patent to Licensee including the right to sue for past infringement

1. Patent Rights. Shall mean any and all of Brunner's rights, title, ownership and interests in and to US letters patent 6,245,038 and any and all inventions, modifications, continuations-in-part, extensions, divisions, improvements, etc. made by Brunner or his agents, in any and all areas that relate directly to the Patent, regardless of whether such inventions or improvements are patentable or may become parented; all inventions. modifications, continuations-in-part, extensions, divisions, improvements, etc. shall automatically be incorporated herein without the payment of any additional fees, royalties or any other compensation or considerations of any kind.

2. Representation by Brunner. Brunner warrants that he, along with Borberg as the joint inventor of United States Patent 6,245,038, exclusively owns and possesses the Patent and the Patent Rights, and has all right and title thereto and that this Patent License and Royalty Agreement is made without encumbrance or threat of future interference by others claiming ownership therein and that no security interests to any third party exists therein or any other agreement to the contrary.

3. Representation by Licensee. Licensee represents that it is a bona fide corporation in good standing in Florida.

4. Advance Royalty Payments. Licensee agrees to pay Brunner Fifty Thousand Dollars ($50,000 USD) annually as an advance and credited against any and all Royalty Payments paid in accordance with this License. Such Advance Royalty Payments shall be paid to Brunner and in equal payments of Twelve Thousand Five-hundred Dollars ($12,500 USD), made quarterly, on or before the expiration of Forty-five (45) days after the reporting close of each prior calendar quarter. The initial payment of Twelve Thousand Five-hundred Dollars ($12,500 USD) shall be due and payable within Forty-five (45) Days of the Effective Date herein.

5. Royalty Payments. Licensee agrees to pay royalties to Brunner totaling One-Half Percent (0,5% in USD). Royalty Payments shall be calculated and paid based upon Total Net Revenues that Licensee receives from the bona fide commercial sales of its Products sold in reliance and dependence upon the validity of the Patent's claims and of the Patent Rights in the Territory.

6. Accounting and Timing of Royalty Payments. Upon making each Royalty Payment, Licensee shall provide Brunner with a summary of the accounting used to determine the amount of Royalty Payment due. Royalty Payments shall be made by wire transfer and shall be computed on Total Net Revenues received by the Licensee by the reporting close of each calendar quarter and distributed and paid to Brunner and on a quarterly basis, on or before the expiration of Forty-five (45) days after the reporting close of each prior calendar quarter.

7. Failure to Pay by Licensee. Should Licensee fail to make any payments as required herein, and should the Licensee fail to cure the breach created thereby, any and all rights, title and ownership to the License provided to the Licensee under this Agreement shall be forfeited and any and all such rights, title and ownership to the License shall, upon notice of the failure to cure the breach, immediately revert to Brunner, and all monies paid by Licensee until such date shall be retained by him without forfeiture.

8. Territory. Shall mean the United States and any other jurisdictions subject to recognizing any valid claims of the Patent or of the Patent Rights.

9. Total Net Revenues. Shall mean total gross revenues less any discounts, rebates, shipping costs, handling costs, transportation insurance costs, importation fees, and duties on any and all Products sold by the Licensee in the Territory and which are sold in reliance upon and specifically used in accordance with or subject to any of the valid claims of the Patent.

10. Records. Licensee agrees to keep complete and correct books, accounts and records according to Generally Accepted Accounting Principles (GAAP) regulations to facilitate computation of Royalty Payments. Brunner or his representatives acceptable to Licensee, shall have a full right of accounting including the right to confidentially examine Licensee's books and records, at all reasonable times and upon reasonable notice, for the purpose of verifying the amount of Royalty Payments due.

11. Products. Shall mean any of Licensee's products, goods or technologies sold to unaffiliated third parties in the Territory for the purposes of providing extracorporeal therapies for the treatment of the ophthalmic diseases as defined by any valid claim(s) of the Patent. In this case, Licensee's sale of extracorporeal filters and tubing sets for use in any and all ophthalmic indications.

12. Term. The Royalty Payments shall be due to Brunner beginning with the first bona fide commercial sale of any Product in the Territory and may, at the discretion of Licensee terminate upon the first of any of the following three events to occur: a) All patents of the Patient Rights expire, b) All patent claims of the Patent Rights are invalidated, or c) A similarly fashioned competitive extracorporeal product, method or technology is commercially introduced in the Territory for use in ophthalmic indications that could not be deterred by best-efforts enforcement/infringement proceedings brought by Licensee against the competitive product, method or technology where such proceedings are made in reliance in full or in part upon the Patent's claims and or the Patent Rights.

13. Patent Defense. Licensee shall pay for any and all costs incurred for patent maintenance, enforcement and defense of the Patent or the Patent Rights in the Territory.

14. Participation. Brunner agrees, in consideration of the premises herein, that his executors and administrators will, at any time upon request, communicate to the Licensee, its successors and assigns, any facts relating to said Patent and Patent Rights, and the history thereof known to him or his successors and assigns, and that he will testify as to the same in any interference or other proceeding when requested to do so by the Licensee, its successors and assigns. Any and all costs of such participation by Brunner or his successors and assigns shall be borne by Licensee.

15. Succession. Brunner binds himself and his heirs, executors, administrators, employees and legal representatives, as the case may be, to execute and deliver to the Licensee, its successors and assigns, any further documents or instruments and to do any and all further acts that may be deemed necessary by the Licensee, its successors and assigns to file applications for improvements and inventions in any country where Licensee may elect to file such application(s), and that may be necessary to vest in the Licensee, its successors and assigns, the license, rights or title herein conveyed, or intended so to be, and to enable such title to be recorded in the United States and or foreign countries where such application(s) may be filed. Any and all costs of such participation by Brunner or his successors and assigns shall be borne by Licensee.

16. Relationship of the Parties: Indemnification. It is agreed that this Agreement does not make any Party herein a general or special agent, legal representative, subsidiary, joint venturer, partner, employee or servant of any other Party herein for any purpose.

17. Breach and Disputes. Any breaching Party shall have Thirty (30) Days from the date of notification to cure such breach. Any dispute between the Parties to this Agreement shall be resolved through binding arbitration, which shall be governed under the rules and regulations of the American Arbitration Association.

18. Forum, Venue and Governing Law. This agreement shall be governed and interpreted under Delaware law (without applying its conflict of law principles). Exclusive venue for legal proceedings arising hereunder shall be in Hillsborough County, Florida.

19. Entire Agreement. This Agreement supersedes any prior understanding that may have been reached between the Parties and encompasses the entire agreement between the Licensee and Brunner with respect to the Patent and the Patent Rights. The terms of this Agreement are confidential and shall be maintained by the Parties in accordance thereby.

20. Modification. This Agreement cannot be modified except in writing executed mutually between the Parties.

21. Additional Consideration. This Agreement shall be transformed into an EXCLUSIVE PATENT LICENSE and ROYALTY AGREEMENT under the provision that a separate Agreement with substantially identical terms and conditions shall be concluded with Prof. Dr. Helmut Borberg (Borberg) on or before May 31, 2002. If such Agreement is not concluded by such date, this Agreement shall remain in full force and effect as a NONEXCLUSIVE PATENT LICENSE and ROYALTY AGREEMENT between Brunner and Licensee.

            IN WITNESS WHEREOF, the Parties have signed and executed this Agreement and have caused this Agreement to become effective as of the Effective Date last executed below.

            OCCULOGIX CORPORATION                 prof. Dr. RICHARD BRUNNER


            By: /s/ Richard Davis                 By:  /s/ Dr. Richard Brunner
               -------------------------------         ------------------------



            Title: Chairman, President and CEO    Title:
                  ----------------------------          -----------------------



            Date: May 6, 2002                     Date: May 6, 2002
                 ---------------------------           -------------------------

                PATENT LICENSE AND ROYALTY AGREEMENT (EXHIBIT A)

            THIS AGREEMENT (the "Agreement") is made by and between OccuLogix Corporation, a Florida Corporation (the "Licensee"), and living in Germany and listed as inventor [along with Prof. Dr. Richard Brunner ("Brunner") in US patent application 09/000,917, which is the parent application of US letters patent 6,245,038 issued Jane 12, 2001 (the "Patent").

            WHEREAS, Borberg [and Brunner] are the sole owners of the Patent and enjoy all of the rights, title and interests therein, and

            WHEREAS Borberg is aware of the attached NON EXCLUSIVE PATENT LICENSE and ROYALTY AGREEMENT made between Brunner and Licensee.

            WHEREAS , Borberg desires to license any and all of his rights, title and interests to the Patent and the Patent Rights derived therefrom to Licensee, and

            WHEREAS, Borberg recognizes that by signing this Agreement, the combination of this Agreement and the agreement between Brunner and Licensee together will become an EXCLUSIVE PATENT LICENSE and ROYALTY AGREEMENT by which Brunner and Borberg assign an exclusive license in the patent to Licensee.

            WHEREAS, Licensee desires to obtain an exclusive license to all of Borberg's interests in the Patent and the Patent Rights derived therefrom and to exclusively own the License to any and all of their rights, title, interests and ownership to the Patent any and all related patents, rights and inventions that specifically relate to the Patent whether owned now or at any tame in the future by Borberg (the "License"), and

            WHEREAS, Borberg shall be eligible to receive any and all consideration and compensation from the Licensee, such as those pledged to be made by the Licensee to Borberg under the terms of this Agreement.

            NOW THEREFORE in consideration for guaranteed Advance Royalty Payments and Royalty Payments as described below, and other good and valuable consideration, Borberg does hereby exclusively license, in accordance with the terms set forth below, unto Licensee, its successors and assigns, Borberg's entire undivided right, title, ownership and interest in and to the Patent and the invention(s) therein contained (the "Patent Rights"), throughout the Territory to be held and enjoyed by Licensee its successors and assigns, the same as it would have been held and enjoyed by Borberg if this License and Royalty Agreement had not been made and entered into.

1. Patent Rights. Shall mean any and all of Borberg rights, title, ownership and interests in and to US letters patent 6,245,038 and any and all inventions, modifications, continuations-in-part, extensions, divisions, improvements, etc. made by Borberg or his agents, in any and all areas that relate directly to the Patent, regardless of whether such inventions or improvements are patentable or may become patented; all inventions, modifications, continuations-in-part, extensions, divisions, improvements, etc. shall automatically be incorporated herein without the payment of any additional fees, royalties or any other compensation or considerations of any kind.

2. Representation by Borberg. Borberg warrants that he, along with Brunner, exclusively owns and possesses the Patent and the Patent Rights, and has all right and title thereto and that this Patent License and Royalty Agreement is made without encumbrance or threat of future interference by others claiming ownership therein and that no security interests to any third party exists therein or any other agreements to the contrary.

3. Representation by Licensee. Licensee represents that it is a bona fide corporation in good standing in Florida.

4. Advance Royalty Payments. Licensee agrees to pay Borberg Fifty Thousand Dollars ($50,000 USD) annually as an advance and credited against any and all Royalty Payments paid in accordance with this License. Such Advance Royalty Payments shall be paid to Borberg and in equal payments of Twelve Thousand Five-hundred Dollars ($12,500 USD), made quarterly, on or before the expiration of Forty-five (45) days after the reporting close of each prior calendar quarter. The initial payment of Twelve Thousand Five-hundred Dollars ($12,500 USD) shall be due and payable within Forty-five (45) days of the Effective Date herein.

5. Royalty Payments. Licensee agrees to pay royalties to Brunner totaling One-Half Percent (0,5% in USD). Royalty Payments shall be calculated and paid based upon Total Net Revenues that Licensee receives from the bona fide commercial sales of its Products sold in reliance and dependence upon the validity of the Patent's claims and of the Patent Rights in the Territory.

6. Accounting and Timing of Royalty Payments. Upon making each Royalty Payment, Licensee shall provide Brunner with a summary of the accounting used to determine the amount of Royalty Payment due. Royalty Payments shall be made by wire transfer and shall be computed on Total Net Revenues received by the Licensee by the reporting close of each calendar quarter and distributed and paid to Brunner and on a quarterly basis, on or before the expiration of Forty-five (45) days after the reporting close of each prior calendar quarter.

7. Failure to Pay by Licensee. Should Licensee fail to make any payments as required herein, and should the Licensee fail to cure the breach created thereby, any and all rights, title and ownership to the License provided to the Licensee under this Agreement shall be forfeited and any and all such rights, title and ownership to the License shall, upon notice of the failure to cure the breach, immediately revert to Brunner, and all monies paid by Licensee until such date shall be retained by him without forfeiture.

8. Territory. Shall mean the United States and any other jurisdictions subject to recognizing any valid claims of the Patent or of the Patent Rights.

9. Total Net Revenues. Shall mean total gross revenues less any discounts, rebates, shipping costs, handling costs, transportation insurance costs, importation fees, and duties on any and all Products sold by the Licensee in the Territory and which are sold in reliance upon and specifically used in accordance with or subject to any of the valid claims of the Patent.

10. Records. Licensee agrees to keep complete and correct books, accounts and records according to Generally Accepted Accounting Principles (GAAP) regulations to facilitate computation of Royalty Payments. Brunner or his representatives acceptable to Licensee, shall have a full right of accounting including the right to confidentially examine Licensee's books and records, at all reasonable times and upon reasonable notice, for the purpose of verifying the amount of Royalty Payments due.

11. Products. Shall mean any of Licensee's products, goods or technologies sold to unaffiliated third parties in the Territory for the purposes of providing extracorporeal therapies for the treatment of the ophthalmic diseases as defined by any valid claim(s) of the Patent. In this case, Licensee's sale of extracorporeal filters and tubing sets for use in any and all ophthalmic indications.

12. Term. The Royalty Payments shall be due to Brunner beginning with the first bona fide commercial sale of any Product in the Territory and may, at the discretion of Licensee terminate upon the first of any of the following three events to occur: a) All patents of the Patient Rights expire, b) All patent claims of the Patent Rights are invalidated, or c) A similarly fashioned competitive extracorporeal product, method or technology is commercially introduced in the Territory for use in ophthalmic indications that could not be deterred by best-efforts enforcement/infringement proceedings brought by Licensee against the competitive product, method or technology where such proceedings are made in reliance in full or in part upon the Patent's claims and or the Patent Rights.

13. Patent Defense. Licensee shall pay for any and all costs incurred for patent maintenance, enforcement and defense of the Patent or the Patent Rights in the Territory.

14. Participation. Borberg agrees, in consideration of the promises herein, that he and any of his executors and administrators will, at any time upon request, communicate to the Licensee, its successors and assigns, any facts relating to said Patent and Patent Rights, and the history thereof, known to him or his successors and assigns, and that he will testify as to the same in any interference or other proceeding when requested to do so by the Licensee, its successors and assigns. Any and all costs of such participation by Borberg or his successors and assigns shall be borne by Licensee.

15. Succession. Borberg binds himself and his heirs, executors, administrators, employees and legal representatives, the case may be, to execute and deliver to the Licensee, its successors and assigns, any further documents or instruments and to do any and all further acts that may be deemed necessary by the Licensee, its successors and assigns to file applications for improvements and inventions in any country where Licensee may elect to file such application(s) and that may be necessary to vest in the Licensee, its successors and assigns, the license, rights or title herein conveyed, or intended so to be, and to enable such title to be recorded in the United States and or foreign countries where such application(s) may be filed. Any and all costs of such participation by Borberg or his successors and assigns shall be borne by Licensee.

16. Relationship of the Parties; Indemnification. It is agreed that this Agreement does not make any Party herein a general or special agent, legal representative, subsidiary, joint venturer, partner, employee or servant of any other Party herein for any purpose.

17. Breach and Disputes. Any breaching Party shall have Thirty (30) Days from the date of notification to cure sure breach. Any dispute between the Parties to this Agreement shall be resolved through binding arbitration, which shall be governed under the rules and regulations of the American Arbitration Association. .

18. Forum, Venue and Governing Law. This agreement shall be governed and interpreted. under Delaware law (without applying its conflict of law principles). Exclusive venue for legal proceedings arising hereunder shall be in Hillsborough County, Florida.

19. Entire Agreement. This Agreement supersedes any prior understanding that may have been reached between the Parties and encompasses the entire agreement between the Licensee and Borberg with respect to the Patent and the Patent Rights. The terms of this Agreement are confidential and shall be maintained by the Parties in accordance thereby.

20. Modification. This Agreement cannot be modified except in writing executed mutually between the Parties.

            IN WITNESS WHEREOF, the Partise have signed and executed this Agreement and have caused this Agreement to become affective as of the Effective Date Last executed below.

            OCCULOGIX CORPORATION                 prof. Dr. RICHARD BRUNNER


            By: /s/ Richard Davis                 By:  /s/ Dr. Richard Brunner
               -------------------------------         ------------------------


            Title:                                Title:
                  ----------------------------          -----------------------
            Date:                                 Date:
                 ---------------------------           -------------------------